Daniel P. Myers President Chief Executive Officer Director Thomas A. Sa Executive Vice President Chief Financial Officer Chief Strategy Officer NASDAQ: BBNK WWW.BRIDGECAPITALHOLDINGS.COM BRIDGE CAPITAL HOLDINGS Investor Update : 1 st Quarter 2012 D. A. DAVIDSON FINANCIAL SERVICES CONFERENCE May 9, 2012

Forward Looking Statements Certain matters discussed herein constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward - looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes - Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10 - K and 10 - Q on file with the SEC. 2

■ Total Assets $ 1.2 billion ■ Total Loans $ 817.0 million ■ Total Deposits $ 996.6 million ■ Total Stockholders' Equity $ 133.1 million ■ CPP Preferred Redeemed (Q1 ‘11) ■ TCE/TA 11.47% ■ Tier 1 RBC Ratio 14.38% ■ Total RBC Ratio 15.63% ■ Loans/Deposits 81.98% ■ Cost of Deposits 10 bps ■ Net Interest Margin 5.43% ■ Efficiency Ratio 63.70% ■ ROAA 0.94% ■ ROAE 8.21% ■ Net Income $ 2.7 million Financial Highlights 3 Balance sheet data at QE 3 - 31 - 12;operating data 1Q12

Bridge Bank Franchise ▪ True Business Bank ▪ Operating in attractive Silicon Valley and tech centric markets ▪ Full range of corporate banking products delivered through experienced advisors ▪ Core funding - driven approach to building the business ▪ 2 regional business centers + 6 business offices ▪ Unique & effective use of banking technology ▪ Experienced board and management ▪ Disciplined execution of our business plan 4

Core Market: Silicon Valley* ▪ San Jose 10th largest US city 1 ▪ 5 million regional population ▪ Among highest median family and per capita incomes in US 2 ▪ $278 billion deposit market 3 ▪ Largest concentration of technology company formation and finance in the world 1  Silicon Valley received 36% of US venture capital investment ($2.1b of $5.8b, 1Q12) 4  192k HQ businesses 5 REGIONAL OFFICES • San Jose (HQ) • Palo Alto (branch) BUSINESS OFFICES • East Bay (C&I) • San Francisco (C&I/tech/BCFG) • Dallas, TX (tech/BCFG) • Reston, VA (tech/BCFG) • Boston, MA (tech/BCFG) * Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda Counties 1 San Jose/Silicon Valley Chamber of Commerce January 2011 2 US Census/HUD CRA/HMDA Report 2010 3 FDIC data at June 30, 2011 4 National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey as of March 31, 2012 5 CA Employment Development Department Q3 2010 data (most recent available) 5

Attractive Market Potential 41.22% 20.77% 7.34% 4.90% 4.21% 2.54% 2.45% 2.06% 1.55% 1.25% 0.32% 0.32% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% BofA Wells Citibank SVB Chase B of West Union Comerica US Bank East West Heritage Bridge Bank % Deposits Santa Clara , San Mateo , San Francisco and Alameda Counties *  San Jose 10 th largest US city 1  5 million regional population  Among highest median family and per capita incomes in US 2  $278 billion deposit market 3  Largest concentration of technology company formation and finance in the world 1  Silicon Valley received 36% of US venture capital investment ($2.1b of $5.8b, (1Q12) 4 6 1 San Jose/Silicon Valley Chamber of Commerce January 2011 2 US Census/HUD CRA/HMDA Report 2010 3 FDIC data at June 30, 2011 4 PricewaterhouseCoopers Money Tree Survey as of March 31, 2012

Strong Value Proposition 7

Comprehensive Products & Services ▪ Relationship Business Banking ▪ Solutions for All Lines of Business:  Commercial & Industrial  Technology & Emerging Business  Structured Finance  Small Business Administration  I nternational Trade Banking & Services  Commercial Real Estate & Construction  Advanced Treasury & Cash Management 8

BBNK 1Q12 Summary ▪ Robust new client acquisition ▪ Operating profit of $2.7 million  +18% linked quarter, +72% YoY  Q1 ’12 EPS $0.18 ▪ Balanced growth  +20% deposit growth (YoY, EOP)  +29% loan growth (YoY, EOP) ▪ Consistent high quality funding base  97% core  65% DDA  10bps Cost of Deposits ▪ Continued credit quality improvement  NPAs reduced to 1.12% of total assets ▪ Exceptionally well capitalized  TCE of 11.47% 9

Expanding Market Presence $250 $500 $750 $1,000 $1,250 2005 2006 2007 2008 2009 2010 2011 1Q12 $ Millions Average Total Assets  Purely organic growth  Core deposit driven $1.16b total assets EOP Q1 ’12 10

Focus on Core Deposits 40% 31% 30% 34% 47% 52% 67% 64% $0 $250 $500 $750 $1,000 $1,250 2005 2006 2007 2008 2009 2010 2011 1Q12 $ Millions (EOP) Deposit Mix Noninterest-bearing Demand Money Market and Savings Certificates of Deposit  97% core deposits  Cost of deposits • 10 bps Q1 ‘12 11

SBA 10% CRE 17% Construction 6% Land 1% Other 2% C&I 24% Tech 21% ABL/F ** 19% Business C&I 64% Loans as of 3 - 31 - 12 True Business Focus BBNK % RE = 36% ( 64% Business) Peer* % RE = 81% (19% Business) * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2011 ** Asset - based lending / Factoring 12 3x

True C & I Focus

Ranked #3 for Largest C&I Portfolio

Rank		Commercial and Industrial Loans December 31	Loans Year earlier	Change	Total Loans and Leases
1	Wright Express Financial Services Corporation	1,103,123	949,022	16.2%	1,103,676
2	Transportation Alliance Bank, Inc.	488,211	336,070	45.3%	650,173
3	**Bridge Bank, National Association**	**475,501**	**389,159**	**22.2%**	**758,259**
4	Green Bank, National Association	399,976	239,741	66.8%	893,300
5	Pitney Bowes Bank, Inc.	387,575	404,232	-4.1%	396,597
6	Western National Bank	367,083	314,630	16.7%	600,769
7	Medallion Bank	357,377	321,415	11.2%	576,440
8	First Bank of Highland Park	356,194	394,631	-9.7%	832,881
9	Meridian Bank, National Association	308,840	437,967	-29.5%	461,276
10	Heritage Bank of Commerce	303,140	305,764	-0.9%	765,758
11	Commerce Bank & Trust Company	294,700	296,201	-0.5%	819,001
12	Barrington Bank & Trust Company, NA	291,848	240,376	21.4%	1,027,772
13	Village Bank & Trust	291,692	214,569	35.9%	625,222
14	Preferred Bank	291,462	252,308	15.5%	952,589
15	Commerce Bank of Washington, NA	286,425	289,067	-0.9%	561,588
16	Libertyville Bank & Trust Company	274,192	191,938	42.9%	875,125
17	1st Constitution Bank	273,568	202,725	34.9%	494,665
18	Texas Bank & Trust Company	272,626	245,144	11.2%	1,117,032
19	Pacific Continental Bank	268,107	238,331	12.5%	821,911
20	Enterprise Bank & Trust Company	267,792	268,943	-0.4%	1,250,488
21	Patriot Bank	263,675	248,579	6.1%	877,442
22	Park Bank	247,119	246,849	0.1%	606,672
23	Seaside National Bank & Trust	244,902	208,866	17.3%	524,649
24	Atlantic Capital Bank	241,301	219,807	9.8%	700,563
25	West Bank	240,658	298,237	-19.3%	841,049

Source: SNL Data: US Public Banks $500M-$1.5b Total Assets as of December 31, 2011

BRIDGE CAPITAL HOLDINGS

13

High Value Business Peer* Average 3.89% BBNK: 5.43% 14 *= Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of March 31, 2012 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2005 2006 2007 2008 2009 2010 2011 1Q12 NET INTEREST MARGIN BBNK BAC WFC CMA SIVB HTBK

$100 $200 $300 $400 2005 2006 2007 2008 2009 2010 2011 1Q12 REVENUE PER EMPLOYEE ($000) BBNK Peer Group* Effective Revenue Generation *= Peer Average Rev/Employee – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2012 (annualized) BBNK 192% of Peer* Group Average 15

$- $10 $20 $30 $40 $50 $60 $70 $80 2005 2006 2007 2008 2009 2010 2011 1Q12* $MM Improving Operating Leverage REVENUE Non - Interest Expense 16 * (Annualized)

Improving Credit Quality Trends 0% 1% 2% 3% 4% 5% Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 NPL/Total Loans NPA/Total Assets Peer* Average NPA/Assets 3.14% *= Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2011 17

$(5) $- $5 $10 $15 $20 $25 $30 $35 -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Provision NCO/Total Loans (%) ALLLR/Loans (%) Provision ($) Holding Robust Reserves as Credit Stress Eases BBNK: 2.36% * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2011 18 $0 Peer* Average 2.16%

Improved Earnings Potential $1,505 $3,037 $5,725 $8,634 $10,866 $(7,341) $7,847 $2,707 $1,435 $2,591 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12 operating profit net income 19 Preferred Dividends ’09: $4,203 ‘10 :$ 1,955 ’11: $200 ($000)

Capital for Growth and Opportunity * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of December 31, 2011 TCE Ratio Leverage Total RBC Regulatory Minimum 6.00% 10.00% Peer* 8.30% 10.08% 15.89% BBNK 11.47% 12.86% 15.63% 0% 5% 10% 15% 20% As of March 31, 2012 20

Catalysts for Earnings Growth ▪ Continued organic balance sheet growth ▪ Utilization rates on LOC at low ebb  Utilization currently in the mid 30% range, well below historical levels ▪ NIM expansion  Will benefit from asset sensitivity when rates rise ▪ Lower levels of credit stress  Potential recoveries and normalizing of credit costs ▪ Noninterest income opportunities ▪ Increased operating leverage as we grow into cost structure 21

Maintain COMPETITIVE Value Proposition Attract and ACQUIRE NEW CLIENTS Generate CORE DEPOSIT Balances LEND to Creditworthy Borrowers Maintain EXCELLENT ASSET QUALITY Aggressively MANAGE EXPENSES Leverage CAPITAL FOR GROWTH FOCUS ON BU SINESS BANKING Markets and Lines of Business We Know Well Straightforward Growth Strategy 22

Contact Information Investor Relations Contact Thomas A. Sa Bridge Capital Holdings 55 Almaden Blvd., Suite 100 San Jose, CA 95113 (408) 423 - 8500 ir@bridgebank.com 23